                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 15, 2002

I.  RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                                                178,815.05
Available Funds:
   Contract Payments due and received in this period                                                            4,325,365.44
   Contract Payments due in prior period(s) and received in this period                                           619,874.62
   Contract Payments received in this period for next period                                                      105,656.44
   Sales, Use and Property Tax, Maintenance, Late Charges                                                          92,003.19
   Prepayment Amounts related to early termination in this period                                                 520,708.11
   Servicer Advance                                                                                               420,138.79
   Proceeds received from recoveries on previously Defaulted Contracts                                                  0.00
   Transfer from Reserve Account                                                                                    5,461.11
   Interest earned on Collection Account                                                                            6,303.79
   Interest earned on Affiliated Account                                                                              420.38
   Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                          0.00
   Amounts paid per Contribution and Servicing Agreement Section 7.01
     (Substituted contract < Predecessor contract)                                                                      0.00
   Amounts paid under insurance policies                                                                                0.00
   Any other amounts                                                                                                    0.00

                                                                                                               -------------
Total Available Funds                                                                                           6,274,746.92
Less: Amounts to be Retained in Collection Account                                                                249,510.50
                                                                                                               -------------
AMOUNT TO BE DISTRIBUTED                                                                                        6,025,236.42
                                                                                                               =============


DISTRIBUTION OF FUNDS:

   1. To Trustee -  Fees                                                                                                0.00
   2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                  619,874.62
   3. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

        a) Class A1 Principal and Interest                                                                              0.00
        a) Class A2 Principal (distributed after A1 Note matures) and Interest                                          0.00
        a) Class A3 Principal (distributed after A2 Note matures) and Interest                                  4,095,608.53
        a) Class A4 Principal (distributed after A3 Note matures) and Interest                                    508,746.22
        b) Class B Principal and Interest                                                                          78,562.25
        c) Class C Principal and Interest                                                                         157,641.00
        d) Class D Principal and Interest                                                                         106,245.77
        e) Class E Principal and Interest                                                                         140,447.98

   4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                           0.00
   5. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
        a) Residual Interest (Provided no Restricting or Amortization Event in effect)                             28,519.68
        b) Residual Principal (Provided no Restricting or Amortization Event in effect)                           131,965.17
        c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)                  5,461.11
   6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                   98,727.36
   7. To Servicer, Servicing Fee and other Servicing Compensations                                                 53,436.73
                                                                                                               -------------
TOTAL FUNDS DISTRIBUTED                                                                                         6,025,236.42
                                                                                                               =============

                                                                                                               -------------
End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}        249,510.50
                                                                                                               =============

II.  RESERVE ACCOUNT

Beginning Balance                                                                                              $4,104,190.93
            - Add Investment Earnings                                                                               5,461.11
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                            0.00
            - Less Distribution to Certificate Account                                                              5,461.11
                                                                                                               -------------
End of period balance                                                                                          $4,104,190.93
                                                                                                               =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                     $4,104,190.93
                                                                                                               =============

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 15, 2002

III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                          Pool A                                                 95,790,304.25
                          Pool B                                                 29,607,696.50
                                                                                --------------
                                                                                                              125,398,000.75

Class A Overdue Interest, if any                                                          0.00
Class A Monthly Interest - Pool A                                                   560,218.88
Class A Monthly Interest - Pool B                                                   173,157.30

Class A Overdue Principal, if any                                                         0.00
Class A Monthly Principal - Pool A                                                2,695,579.73
Class A Monthly Principal - Pool B                                                1,175,398.84
                                                                                --------------
                                                                                                               3,870,978.57

Ending Principal Balance of the Class A Notes

                          Pool A                                                 93,094,724.52
                          Pool B                                                 28,432,297.66
                                                                                --------------
                                                                                                              --------------
                                                                                                              121,527,022.18
                                                                                                              ==============

--------------------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                      Principal Paid Per $1,000                                Ending Principal
Original Face $240,779,000                    Original Face $240,779,000                               Balance Factor
$          3.045848                           $                  16.076894                                     50.472434%
--------------------------------------------------------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

                          Class A1                                                       0.00
                          Class A2                                                       0.00
                          Class A3                                              39,594,000.75
                          Class A4                                              85,804,000.00

                                                                                --------------

Class A Monthly Interest                                                                                      125,398,000.75
                          Class A1 (Actual Number Days/360)                              0.00
                          Class A2                                                       0.00
                          Class A3                                                 224,629.96
                          Class A4                                                 508,746.22

                                                                                --------------

Class A Monthly Principal

                          Class A1                                                       0.00
                          Class A2                                                       0.00
                          Class A3                                               3,870,978.57
                          Class A4                                                       0.00

                                                                                --------------
                                                                                                                3,870,978.57

Ending Principal Balance of the Class A Notes

                          Class A1                                                       0.00
                          Class A2                                                       0.00
                          Class A3                                              35,723,022.18
                          Class A4                                              85,804,000.00

                                                                                --------------
                                                                                                              --------------
                                                                                                              121,527,022.18
                                                                                                              ==============

Class A3
--------------------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                      Principal Paid Per $1,000                                Ending Principal
Original Face $74,000,000                     Original Face $74,000,000                                Balance Factor
$          3.035540                           $                 52.310521                                      48.274354%
--------------------------------------------------------------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 15, 2002


V.   CLASS B NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class B Notes

                                          Pool A                                 1,632,661.31
                                          Pool B                                   504,617.11
                                                                                --------------
                                                                                                                2,137,278.42

           Class B Overdue Interest, if any                                              0.00
           Class B Monthly Interest - Pool A                                         9,609.57
           Class B Monthly Interest - Pool B                                         2,970.09
           Class B Overdue Principal, if any                                             0.00
           Class B Monthly Principal - Pool A                                       45,947.38
           Class B Monthly Principal - Pool B                                       20,035.21
                                                                                --------------
                                                                                                                   65,982.59

           Ending Principal Balance of the Class B Notes

                                          Pool A                                 1,586,713.93
                                          Pool B                                   484,581.90
                                                                                --------------
                                                                                                                ------------
                                                                                                                2,071,295.83
                                                                                                                ============

--------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                 Principal Paid Per $1,000                         Ending Principal
Original Face $4,104,000                 Original Face $4,104,000                          Balance Factor
$                 3.065219               $                16.077629                                 50.470171%
--------------------------------------------------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class C Notes

                                          Pool A                                 3,265,322.63
                                          Pool B                                 1,009,234.22
                                                                                --------------
                                                                                                                4,274,556.85

           Class C Overdue Interest, if any                                              0.00
           Class C Monthly Interest - Pool A                                        19,613.70
           Class C Monthly Interest - Pool B                                         6,062.13
           Class C Overdue Principal, if any                                             0.00
           Class C Monthly Principal - Pool A                                       91,894.76
           Class C Monthly Principal - Pool B                                       40,070.41
                                                                                --------------
                                                                                                                  131,965.17

           Ending Principal Balance of the Class C Notes

                                          Pool A                                 3,173,427.87
                                          Pool B                                   969,163.81
                                                                                --------------
                                                                                                                ------------
                                                                                                                4,142,591.68
                                                                                                                ============

--------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                 Principal Paid Per $1,000                         Ending Principal
Original Face $8,208,000                 Original Face $8,208,000                          Balance Factor
$           3.128147                     $                16.077628                                50.470172%
--------------------------------------------------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 15, 2002


VII.   CLASS D NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class D Notes

                                          Pool A                                 2,176,881.76
                                          Pool B                                   672,822.82
                                                                                --------------
                                                                                                                2,849,704.58

           Class D Overdue Interest, if any                                              0.00
           Class D Monthly Interest - Pool A                                        13,955.63
           Class D Monthly Interest - Pool B                                         4,313.35
           Class D Overdue Principal, if any                                             0.00
           Class D Monthly Principal - Pool A                                       61,263.18
           Class D Monthly Principal - Pool B                                       26,713.61
                                                                                --------------
                                                                                                                   87,976.79

           Ending Principal Balance of the Class D Notes

                                          Pool A                                 2,115,618.58
                                          Pool B                                   646,109.21
                                                                                --------------
                                                                                                                ------------
                                                                                                                2,761,727.79
                                                                                                                ============


--------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                 Principal Paid Per $1,000                         Ending Principal
Original Face $5,472,000                 Original Face $5,472,000                          Balance Factor
$             3.338629                   $           16.077630                                      50.470172%
--------------------------------------------------------------------------------------------------------------------


VIII.   CLASS E NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class E Notes

                                          Pool A                                 2,721,102.19
                                          Pool B                                   841,028.52
                                                                                --------------
                                                                                                                3,562,130.71

           Class E Overdue Interest, if any                                              0.00
           Class E Monthly Interest - Pool A                                        23,281.30
           Class E Monthly Interest - Pool B                                         7,195.70
           Class E Overdue Principal, if any                                             0.00
           Class E Monthly Principal - Pool A                                       76,578.97
           Class E Monthly Principal - Pool B                                       33,392.01
                                                                                --------------
                                                                                                                  109,970.98

           Ending Principal Balance of the Class E Notes

                                          Pool A                                 2,644,523.22
                                          Pool B                                   807,636.51
                                                                                --------------
                                                                                                                ------------
                                                                                                                3,452,159.73
                                                                                                                ============

--------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                 Principal Paid Per $1,000                         Ending Principal
Original Face $6,840,000                 Original Face $6,840,000                          Balance Factor
$        4.455702                        $                16.077629                                50.470171%
--------------------------------------------------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 15, 2002


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

           Beginning Residual Principal Balance

                                          Pool A                                 3,266,502.57
                                          Pool B                                 1,009,783.18
                                                                                --------------
                                                                                                                4,276,285.75

           Residual Interest - Pool A                                               20,066.65
           Residual Interest - Pool B                                                8,453.03
           Residual Principal - Pool A                                              91,894.76
           Residual Principal - Pool B                                              40,070.41
                                                                                --------------
                                                                                                                  131,965.17

           Ending Residual Principal Balance

                                          Pool A                                 3,174,607.81
                                          Pool B                                   969,712.77
                                                                                --------------
                                                                                                                ------------
                                                                                                                4,144,320.58
                                                                                                                ============


X.   PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                                       53,436.73
            - Servicer Advances reimbursement                                                                     619,874.62
            - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                      98,727.36
                                                                                                                ------------
           Total amounts due to Servicer                                                                          772,038.71
                                                                                                                ============

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 15, 2002

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

           Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
              beginning of the related Collection Period                                                             108,852,774.70

           Aggregate Discounted Contract Balance of Additional Contracts acquired during
              Collection Period                                                                                                0.00

           Decline in Aggregate Discounted Contract Balance                                                            3,063,158.78

           Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                          ---------------
              ending of the related Collection Period                                                                105,789,615.92
                                                                                                                     ===============

           Components of Decline in Aggregate Discounted Contract Balance:
               - Principal portion of Contract Payments  and Servicer Advances                      2,586,697.73

               - Principal portion of Prepayment Amounts                                              476,461.05

               - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02          0.00

               - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                      Contracts during the Collection Period                                                0.00

               - Aggregate Discounted Contract Balance of Substitute Contracts added during
                      Collection Period                                                                     0.00

               - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                      during Collection Period                                                              0.00

                                                                                                    -------------
                                    Total Decline in Aggregate Discounted Contract Balance          3,063,158.78
                                                                                                    =============


POOL B

           Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
              beginning of the related Collection Period                                                              33,645,182.35

           Aggregate Discounted Contract Balance of Additional Contracts acquired during
              Collection Period                                                                                                0.00

           Decline in Aggregate Discounted Contract Balance                                                            1,335,680.50

           Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                          ---------------
              ending of the related Collection Period                                                                 32,309,501.85
                                                                                                                     ===============

           Components of Decline in Aggregate Discounted Contract Balance:
               - Principal portion of Contract Payments  and Servicer Advances                      1,294,736.21

               - Principal portion of Prepayment Amounts                                               40,944.29

               - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02          0.00

               - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                      Contracts during the Collection Period                                                0.00

               - Aggregate Discounted Contract Balance of Substitute Contracts added during
                      Collection Period                                                                     0.00

               - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                      during Collection Period                                                              0.00

                                                                                                    -------------
                                    Total Decline in Aggregate Discounted Contract Balance          1,335,680.50
                                                                                                    =============

                                                                                                                     ---------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    138,099,117.77
                                                                                                                     ===============

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 15, 2002

XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

          POOL A                                                                              Predecessor
                                                      Discounted         Predecessor          Discounted
          Lease #         Lessee Name                 Present Value      Lease #              Present Value
          -------------------------------             ---------------    ------------         ---------------
                          NONE

                                                      ---------------                         ---------------
                                              Totals:           $0.00                                   $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                      $0.00
          b) ADCB OF POOL A AT CLOSING DATE                                                   $186,735,373.96
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                              0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                $0.00
b)  Total discounted Contract Balance of Substitute Receivables                 $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD   YES                  NO    X

          POOL B                                                                              Predecessor
                                                      Discounted         Predecessor          Discounted
          Lease #         Lessee Name                 Present Value      Lease #              Present Value
          -------------------------------             ---------------    ------------         ---------------
                          NONE

                                                      ---------------                         ---------------
                                              Totals:           $0.00                                   $0.00


          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                      $0.00
          b) ADCB OF POOL B AT CLOSING DATE                                                    $86,877,354.94
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                0.00%

        * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED
          TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                $0.00
b)  Total discounted Contract Balance of Substitute Receivables                 $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD   YES                  NO   X

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                SERVICER REPORT
                     FOR THE PAYMENT DATE OCTOBER 15, 2002

XIV.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & General Rights (Pool B)

          POOL A - NON-PERFORMING                                                             Predecessor
                                                      Discounted         Predecessor          Discounted
          Lease #     Lessee Name                     Present Value      Lease #              Present Value
          -------------------------------             ---------------    ------------         ---------------
          1528-004    U.S. Neurological, Inc.              $194,560.17   2042-202                 $981,403.44
          2826-001    Newark Health Imaging, L.L.C.        $789,368.50
          2875-008    MRI of River North, INC. et al       $735,842.45   2314-004                 $707,303.41
          2709-202    Symmorphix, Inc.                     $390,173.53   2041-201                 $526,898.39
          2712-201    Matric Semiconductor, Inc.           $123,333.71   2041-202                  $87,853.47
          2712-202    Matric Semiconductor, Inc.           $102,100.09
          3323-001    Open MRI Ohio I Ventures L.L.C.    $1,018,210.69   2659-001                 $567,212.03
                      Cash                                 $116,213.37   2660-001                 $567,212.03


                                                      ---------------                         ---------------
                                          Totals:       $3,469,802.51                           $3,437,882.77

          a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                        3,437,882.77
          b) ADCB OF POOL A AT CLOSING DATE                                                   $186,735,373.96
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                              1.84%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                $0.00
b)  Total discounted Contract Balance of Substitute Receivables                 $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD   YES                  NO   X

          POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                       Predecessor
                                                      Discounted         Predecessor          Discounted
          Lease #     Lessee Name                     Present Value      Lease #              Present Value
          -------------------------------             ---------------    ------------         ---------------
          3313-001    Open MRI Missouri Ventures, LLC   $1,103,064.69    1004-501                  $60,739.26
          3313-003    Open MRI Missouri Ventures, LLC   $1,035,735.31    1004-502                  $60,739.26
          3309-002    Open MRI Illinois Ventures, LLC     $998,471.79    2786-001               $3,010,223.86



                                                      ---------------                         ---------------
                                          Totals:       $3,137,271.79                           $3,131,702.38

          a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                          $3,131,702.38
          b) ADCB OF POOL B AT CLOSING DATE                                                    $86,877,354.94
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                              3.60%

        * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE
          SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN
          FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                $0.00
b)  Total discounted Contract Balance of Substitute Receivables                 $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD   YES                  NO   X

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                SERVICER REPORT
                     FOR THE PAYMENT DATE OCTOBER 15, 2002

XV.    POOL PERFORMANCE MEASUREMENTS

1.                                  AGGREGATE DISCOUNTED CONTRACT BALANCE

          CONTRACTS DELINQUENT > 90 DAYS                      TOTAL OUTSTANDING CONTRACTS
          This Month                          4,430,648.05    This Month                      138,099,117.77
          1 Month Prior                       4,617,465.72    1 Month Prior                   142,497,957.05
          2 Months Prior                      4,855,470.94    2 Months Prior                  151,822,174.99

          Total                              13,903,584.71    Total                           432,419,249.81

          A) 3 MONTH AVERAGE                  4,634,528.24    B) 3 MONTH AVERAGE              144,139,749.94

          c) a/b                                     3.22%

2.        Does a Delinquency Condition Exist (1c > 6%)?
                                                                                                               Yes         No    X
                                                                                                                   ------     ------

3.        Restricting Event Check

          A. A Delinquency Condition exists for current period?                                                Yes         No    X
                                                                                                                   ------     ------
          B. An Indenture Event of Default has occurred and is then continuing?                                Yes         No    X
                                                                                                                   ------     ------

4.        Has a Servicer Event of Default occurred?                                                            Yes         No    X
                                                                                                                   ------     ------

5.        Amortization Event Check

          A. Is 1c  > 8% ?                                                                                     Yes         No    X
                                                                                                                   ------     ------
          B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
               not remedied within 90 days?                                                                    Yes         No    X
                                                                                                                   ------     ------
          C. As of any Determination date, the sum of all defaulted contracts since the Closing date
               exceeds 6% of the ADCB on the Closing Date?                                                     Yes         No    X
                                                                                                                   ------     ------

6.        Aggregate Discounted Contract Balance at Closing Date                                            Balance   $273,612,728.90
                                                                                                                   -----------------

          DELINQUENT LEASE SUMMARY

             Days Past Due            Current Pool Balance                       # Leases
             -------------            --------------------                       --------

                   31 - 60                    2,441,000.55                             33
                   61 - 90                    1,703,466.61                             24
                  91 - 180                    4,430,648.05                             24

          Approved By:
          Matthew E. Goldenberg
          Vice President

          Structured Finance and Securitization